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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ___________

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (date of earliest event reported): January 5, 2001


                              BRE PROPERTIES, INC.
                   _________________________________________
             (Exact name of registrant as specified in its charter)


          Maryland                      0-5305                  94-1722214
----------------------------            ------                  ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification Number)


        44 Montgomery Street, 36th Floor, San Francisco, CA 94104-4809
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         (Address of principal executive offices, including zip code)

                                 415-445-6530
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             (Registrant's telephone number, including area code)

                                Not Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

  On January 5, 2001, BRE Properties, Inc. executed a terms agreement, which included the provisions of an underwriting agreement, for the issuance and sale of $250,000,000 aggregate principal amount of its 7.45 % Notes due 2011 as set forth in a Prospectus Supplement dated January 5, 2001 and the accompanying Prospectus dated April 16, 1998. The transaction closed on January 12, 2001. For additional information concerning these securities, refer to the exhibits contained in this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Not applicable

(b)    Not applicable

(c)    Exhibits:

  Exhibit
  Number               Description
  -------              -----------

   1.1 Terms Agreement dated January 5, 2001, by and among BRE Properties, Inc. and Credit Suisse First Boston Corporation, UBS Warburg LLC, A.G. Edwards & Sons, Inc. and First Union Securities, Inc.

   1.2 Underwriting Agreement related to the Terms Agreement listed as Exhibit Number 1.1 hereto.

   4.1                 Form of 7.45% Note due 2011.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BRE Properties, Inc.


Date:  January 12, 2001                 By: /s/ Edward F. Lange, Jr.
                                            ----------------------------------
                                            Edward F. Lange, Jr.
                                            Executive Vice President and Chief
                                            Financial Officer


                                       3
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                                 EXHIBIT INDEX




Exhibit
Number         Description
-------        -----------

1.1 Terms Agreement dated January 5, 2001, by and among BRE Properties, Inc. and Credit Suisse First Boston Corporation, UBS Warburg LLC, A.G. Edwards & Sons, Inc. and First Union Securities, Inc.

1.2 Underwriting Agreement related to the Terms Agreement listed as Exhibit Number 1.1 hereto.

4.1            Form of 7.45% Note due 2011.